Exhibit 99.1

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Hocks.com (a division of Hocks Pharmacy, Inc.)

We have audited the accompanying statements of net assets to be sold of Hocks.com (a division of Hocks Pharmacy, Inc.) (the “Company” or “Division”) as of June 30, 2010 and 2009, and the related statements of revenues and expenses, changes in net assets to be sold and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the statements of the net assets to be sold of Hocks.com (a division of Hocks Pharmacy, Inc.) as of June 30, 2010 and 2009, and its revenues and expenses and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP
New York, NY
May 2, 2011

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

STATEMENTS OF NET ASSETS TO BE SOLD

JUNE 30, 2010 AND 2009

	2010	2009

Assets

Current Assets
Cash	$34,630	$23,366
Inventories	228,953	214,093

Total Current Assets	263,583	237,459

Property and Equipment, Net	45,539	46,774

Total Assets	$309,122	$284,233

Liabilities and Net Assets to be Sold

Current Liabilities
Accrued expenses and other current liabilities	$4,821	$2,869

Commitments and Contingencies

Net Assets to be Sold	304,301	281,364

Total Liabilities and Net Assets to be Sold	$309,122	$284,233

The accompanying notes are an integral part of these financial statements.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

STATEMENTS OF REVENUES AND EXPENSES

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Net Sales	$4,969,225	$5,028,079

Cost of Sales	4,263,856	4,309,549

Gross Profit	705,369	718,530

Operating Expenses
General and administrative expenses	567,723	579,026
Advertising expenses	255,676	349,590

Total Operating Expenses	823,399	928,616

Excess of Expenses over Revenues, before Income Tax Benefit	(118,030)	(210,086)

Income Tax Benefit	46,032	81,934

Excess of Expenses over Revenues	$(71,998)	$(128,152)

The accompanying notes are an integral part of these financial statements.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

STATEMENTS OF CHANGES IN NET ASSETS TO BE SOLD

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Balance - Beginning of year	$281,364	$399,903

Excess of expenses over revenues	(71,998)	(128,152)

Transfers from Hocks Pharmacy, Inc.	94,935	9,613

Balance - End of year	$304,301	$281,364

The accompanying notes are an integral part of these financial statements.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

	2010	2009

Cash Flows from Operating Activities
Excess of expenses over revenues	$(71,998)	$(128,152)
Adjustments to reconcile excess of expenses over revenues to net cash used in operating activities:
Depreciation	1,235	12,213
Changes in operating assets and liabilities:
Inventories	(14,860)	(16,832)
Accrued expenses and other current liabilities	1,952	127,091

Total Adjustments	(11,673)	122,472

Net Cash Used in Operating Activities	(83,671)	(5,680)

Cash Used in Investing Activities
Purchases of property and equipment	—	(9,384)

Cash Provided by Financing Activities
Transfers from Hocks Pharmacy, Inc.	94,935	9,613

Net Increase (Decrease) in Cash	11,264	(5,451)

Cash - Beginning	23,366	28,817

Cash - Ending	$34,630	$23,366

The accompanying notes are an integral part of these financial statements.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 1 - Organization and Basis of Presentation

Hocks.com (the “Company” or “Division”) is a division of Hocks Pharmacy, Inc. (the “Parent”), which is based in Vandalia, Ohio.  The Company is a healthcare e-commerce company that sells over-the-counter (“OTC”) medical products through the internet.

The accompanying financial statements pertain to the Division and have been prepared in accordance with accounting principles generally accepted in the United States of America.  This Division has no separate legal status and operates as a part of the Parent.  The accompanying statements of revenues and expenses are not necessarily indicative of the costs and expenses that would have been incurred had the Division operated as a stand-alone entity.

Corporate income and expenses of the Company include those items specifically identifiable to this Division and allocation, primarily based on estimates, of certain corporate expenses. Corporate expenses allocated to this Division are costs which benefit the Division and are required for its operations. Certain general corporate expenses of the Parent have not been allocated to this Division because they did not provide a direct or material benefit to this business. In addition, if the Division had not been part of the Parent during the periods presented, such corporate expenses would not have significantly changed as a result of not having to operate this business. In the opinion of management, the methods of allocating these costs are reasonable; however such costs do not necessarily equal the costs that this Division would have incurred on a stand-alone basis. Therefore, the financial information included herein may not necessarily reflect assets and liabilities, revenues and expenses and cash flows of this Division on a stand-alone basis in the future.

Note 2 - Summary of Significant Accounting Policies

Cash

The Company considers all short-term instruments with original maturities of three months or less when purchased to be cash equivalents.  As of June 30, 2010 and 2009, the Company did not have any cash equivalents.

Inventories

Inventories are valued at the lower of cost or market with cost determined using the first-in, first-out method and with market defined as the lower of replacement cost or net realizable value.  Inventories consist principally of over-the-counter healthcare products.  No reserves for slow-moving and obsolete inventories are provided based on historical experience and product demand.  If the Company’s estimate of future demand is not correct, an inventory reserve could result from the Company’s estimate.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment are recorded at cost.  The costs of additions and betterments are capitalized and expenditures for repairs and maintenance are expensed in the period incurred.  When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

For financial reporting, depreciation is provided for primarily under the straight-line method, based upon the estimated useful lives of the respective assets, which is typically 5-40 years.  Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets.  For tax purposes, depreciation is provided for primarily under the accelerated method based upon the estimated useful lives of the respective assets.

Revenue Recognition

Sales are recognized when products are shipped or picked-up, collection is reasonably assured, and title passes to customers.  Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded.

Sales Taxes

The Company accounts for sales taxes imposed on its goods and services sold on a net basis in the statement of revenues and expenses.

Income Taxes

The operations of the Division are included in the tax filings of the Parent, which provides for the tax effects of transactions reported in the financial statements.  The Company’s financial statements include the effect of an income tax benefit, based on the Parent’s ability to utilize currently, the Division’s net operating losses.

Advertising

Advertising costs are expensed as incurred and included as a component of operating expenses. Advertising expenses amounted to $255,676 and $349,590 for the years ended June 30, 2010 and 2009, respectively.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Shipping Costs

Shipping costs are included in cost of sales.  Shipping costs amounted to $555,282 and $550,376 for the years ended June 30, 2010 and 2009, respectively.

Impairment of Assets

The Company reviews for the impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An impairment loss would be recognized when estimated future cash flows expected to result from the use of the asset and its eventual disposition is less than its carrying amount.  The Company has not identified any such impairment losses.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  The Company’s significant estimates include its allocation of costs from the Parent, reserves for obsolete inventory, depreciation and amortization, income taxes, and potential impairment to its long-lived assets.

Recent Accounting Pronouncements

On September 30, 2009, the Company adopted changes issued by the Financial Accounting Standards Board (“FASB”) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the financial statements.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 2 - Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements (continued)

In May 2009, the FASB issued ASC 855, which provides guidance on subsequent events recognition and disclosure.  This Statement sets forth: 1) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; 2) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements; and 3) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. This Statement is effective for interim and annual periods ending after June 15, 2009. This Statement did not impact the Company’s financial position and results of operations.

Note 3 - Concentrations of Credit Risk

The Company maintains its cash balances in financial institutions located in the United States which are insured by the Federal Deposit Insurance Corporation (“FDIC”).  At times, the Company’s cash balances may be uninsured or in deposit accounts that exceed FDIC insurance limits.

Note 4 - Property and Equipment, Net

Property and equipment at June 30, 2010 and 2009 consisted of the following:

	2010	2009
Buildings and improvements	$44,825	$44,825
Fixtures and equipment	10,748	10,748
Computers	24,163	25,869
	79,736	81,442
Less: accumulated depreciation and amortization	(34,197)	(34,668)

Property and Equipment, Net	$45,539	$46,774

Depreciation and amortization expense amounted to $1,235 and $12,213 for the years ended June 30, 2010 and 2009.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 5 - Income Taxes

The Company accounts for income taxes using the liability method.  The liability method requires the determination of deferred tax assets and liabilities based on the differences between the financial statement and income tax basis of assets and liabilities, using enacted tax rates.  Deferred taxes relate primarily to the excess of depreciation for tax purposes over the amount for financial reporting purposes.

Differences between tax positions taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to the interpretation are referred to as "unrecognized benefits". A liability is recognized (or amount of net operating loss carry forward or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an entity’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC Topic 740-10.  ASC Topic 740-10 also provides guidance in derecognition, classification, interest and penalties, disclosures and transition.  The adoption of ASC Topic 740-10 did not have a material impact on the Company’s financial position or results of operation.  As of June 30, 2010 and June 30, 2009, no liability for unrecognized tax benefits was required to be recorded.

The Parent files income tax returns in the U.S. federal jurisdiction and various local jurisdictions and is subject to examination by the various taxing authorities.  The Parent’s federal and local income tax returns for tax years beginning in 2007 remain subject to examination.

The Company’s policy for recording interest and penalties is to record such items as a component of income before income taxes.  Penalties are recorded as part of general and administrative expenses and interest paid or received is recorded in interest expense or interest income, respectively, in the statements of revenue and expenses.  There were no amounts accrued for penalties or interest as of or during the years ended June 30, 2010 and 2009.

Note 6 - Employee Benefit Plan

The Parent maintains a Simple IRA Savings and Retirement Plan (“Plan”) under the provisions of the IRC covering all eligible employees who have attained the age of twenty-one. Participating employees electing to defer compensation may defer a percent of their compensation, as defined, into the Plan, not to exceed specified limits. The Company matches 100% of the employees’ deferral up to 3% of the participant's earnings.  The participant is fully vested in this match. During the years ended June 30, 2010 and 2009, the Company matched and contributed $2,621 and $2,442 to the Plan, respectively.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 7 - Commitments and Contingencies

Lease Commitments

The Company shares its distribution facility with another division of the Parent.  The facility lease expires on April 30, 2014.  Certain leases require minimum annual rentals plus a proportionate share of operating costs.  The Company’s share of minimum future rental payments for the lease is as follows:

Year Ended June 30	Amount
2011	$50,400
2012	50,400
2013	50,400
2014	16,800

Total	$168,000

Rent expense for the years ended June 30, 2010 and 2009 was $62,468 and $43,535, respectively.

Litigation

In the normal course of business the Company or the Parent may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. Currently, the Company is not involved in any such matters.

Note 8 - Subsequent Events

On February 14, 2011, the Parent entered into an Asset Purchase Agreement (the “Agreement”) with Healthwarehouse.com, Inc. (“HW”) and its wholly-owned subsidiary, Hocks Acquisition Corporation (“Hocks Acquisition”).  Under the Asset Purchase Agreement, Hocks Acquisition purchased all of the inventory and fixed assets (the “Purchased Assets”) owned by the Parent and used in the operation of its internet division.  Hocks Acquisition paid $200,000 in cash to the Parent for the Purchased Assets.

Also on February 14, 2011, the Parent, its shareholders, and its wholly-owned subsidiary, Hocks.com entered into a Merger Agreement (the “Merger Agreement”) with HW.  Under the Merger Agreement, Hocks Acquisition merged into Hocks.com and Hocks.com became HW’s wholly-owned subsidiary.  At the time of the Merger, Hocks.com owned all of the intangible assets of the internet division, including trademarks, domain names, customer accounts and goodwill.  The merger consideration consisted of 166,667 shares of HW’s Common Stock issued to Hocks Pharmacy.

HOCKS.COM (A DIVISION OF HOCKS PHARMACY, INC.)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

Note 8 - Subsequent Events (continued)

The accompanying balance sheets reflect the financial position of the Division as of June 30, 2010 and 2009.  As part of the Agreement and Merger Agreement, on February 14, 2011, HW acquired substantially all of the assets of the Division.

Management has evaluated subsequent events to determine if events or transactions occurring through May 2, 2011, the date on which the financial statements were available to be issued, require potential adjustment to or disclosure in the Company’s financial statements.